Exhibit 10.9

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY, OR ANY SECURITIES OBTAINED UPON EXERCISE BY THE COMPANY OF THE PUT RIGHT, AS DEFINED BELOW. BEFORE THE DATE THAT IS 4 MONTHS AND A DAY AFTER THE LATER OF: (I) APRIL 11, 2014, AND (II) THE DATE THE ISSUER BECAME A REPORTING ISSUER IN ANY PROVINCE OR TERRITORY OF CANADA

PUT AGREEMENT

This Put Agreement (this “Agreement”) is made and entered into effective as of April 11, 2014, by and between Cohbar, Inc., a Delaware corporation (the “Company”) and — (hereinafter, the “Subscriber”).

WHEREAS, the Subscriber and the Company are party to that certain Series B Preferred Stock Purchase Agreement, dated as of April 11, 2014, among the Company, the Subscriber and the other Investors party thereto (the “Series B Purchase Agreement”);

WHEREAS, in connection with the transactions contemplated by the Series B Purchase Agreement the parties wish to agree that, upon the terms and subject to the conditions contained herein, Subscriber shall invest up to — to purchase Put Securities (as such term is defined herein), upon the Company’s election during the Exercise Period referred to below;

NOW, THEREFORE, in consideration of the foregoing recitals which shall be considered an integral part of this Agreement, the covenants and agreements set forth hereafter, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and Subscriber hereby agree as follows:

ARTICLE 1 – DEFINITIONS

As used in this Agreement, the following terms shall have the following meanings specified or indicated below, and such meanings shall be equally applicable to the singular and plural forms of such defined terms:

“Agreement” means this Put Agreement.

“Change of Control” means the occurrence of any of the following events:

(i) Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities, except that any change in the beneficial ownership of the securities of the Company as a result of a capital raising transaction that is approved by the Company’s Board of Directors, shall not constitute a Change in Control; or

(ii) The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

(iii) The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation (provided that the sale by the Company of its securities for the purposes of raising capital in a transaction approved by the Company’s Board of Directors shall not constitute a Change of Control hereunder).

“Common Stock” means the Company’s common stock, $0.001 par value per share.

“Dollar” or “$” means the currency of the United States of America.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Exercise Period” means the period beginning on the date of the Company first submits an IPO Registration Statement for review by the U.S. SEC and ending on the earlier of (i) the day that is 21 days prior to the effective date of the IPO Registration Statement or (ii) the Expiration Date.

“Expiration Date” means the earlier to occur of (i) April 11, 2017 or (ii) a Change of Control.

“IPO” means an initial public offering of the Company’s IPO Securities pursuant to an effective registration statement under the Securities Act.

“IPO Registration Statement” means the Securities Act registration statement which must be filed by the Company in connection with the IPO.

“IPO Securities” means shares of Common Stock, together with any IPO Warrants, sold to the public pursuant to the effective IPO Registration Statement.

“IPO Warrants” means any stock purchase warrants offered to the public in combination with Common Stock pursuant to the IPO Registration Statement.

“Principal Market” means any NASDAQ stock market, the Toronto Stock Exchange, the TSX Venture Exchange, the OTC Bulletin Board, or any other source of quotation agreed to in writing by the parties from time to time.

“Purchase Price” means an amount per Put Security equal to the price per IPO Security paid by the investors in the IPO for the IPO Securities.

“Put Securities” means securities having terms identical to the IPO Securities to be issued to the Subscriber pursuant to the terms hereof without registration under the Securities Act pursuant to an exemption from such registration requirements.

“Put Warrants” means stock purchase warrants having terms identical to any IPO Warrants to be issued to the Subscriber pursuant to the terms hereof as a component of the Put Securities without registration under the Securities Act pursuant to an exemption from such registration requirements.

“Put Warrant Shares” means the Common Stock issuable upon exercise of the Put Warrants.

“Securities Act” means the United States Securities Act of 1933, as amended.

“U.S. SEC” means the United States Securities and Exchange Commission.

ARTICLE 2 – PURCHASE AND SALE OF PUT SECURITIES

Section 2.1. Company Put Right. Subject to the terms and conditions set forth herein, the Company shall have the right and option (the “Put Right”) to issue and sell to Subscriber, and Subscriber shall purchase from the Company in accordance with the provisions of this Article 2, up to that number of Put Securities having an aggregate Purchase Price of — Dollars (USD $—) (the “Commitment Amount”)1. The closing of the purchase and sale of the Put Securities sold hereunder (the “Put Closing”) shall be subject to and contingent upon the closing of the IPO (the “IPO Closing”).

Section 2.2. Exercise of Put. The Company may exercise the Put Right, in whole or in part, by delivery of a notice (the “Put Notice”) to the Subscriber during the Exercise Period. The Put Notice shall set forth (i) the amount to be paid by the Subscriber, not to exceed the Commitment Amount, for the Put Securities subject to the Put Notice (the “Subscription Amount”), (ii) the Purchase Price for each Put Security to be issued to the Subscriber (which shall be equal to the price paid by investors for the IPO Securities) and (iii) the total number of Put Securities the Company shall issue to Subscriber against payment of the Subscription Amount. The Put Notice shall be in the form attached hereto as Exhibit A, which is incorporated herein and shall include sufficient detail to enable deposit by the Subscriber of the Subscription Amount to the Escrow Account (as defined below) in accordance with this Article 2. Upon delivery of such a Put Notice and conditional on the IPO Closing, Subscriber shall be obligated to purchase the number of Put Securities stated in the Put Notice on the terms stated therein and herein.

Section 2.3. Escrow Deposit.

(a) Prior to delivery of the Put Notice the Company shall engage an independent third party to act as escrow agent (the “Escrow Agent”) for the purpose of receiving deposit of the Subscription Amount from the Subscriber following delivery of the Put Notice and holding such funds in a segregated account (the “Escrow Account”) for distribution in accordance with the terms hereof. The Subscriber hereby agrees to execute such additional agreements and certificates, and shall furnish such identification and other information as may be reasonably requested by the Company or the Escrow Agent in connection with the establishment of the Escrow Account, the deposit and release of the Escrow Funds, and the completion of the transactions contemplated by this Agreement pursuant to its terms.

(b) Not later than 15 calendar days following delivery of the Put Notice the Subscriber shall deposit with the Escrow Agent, by wire transfer or other delivery of immediately available funds in accordance with the instructions set forth in the Put Notice, cash in an amount equal to the Subscription Amount specified in the Put Notice (the “Escrow Deposit”).

(c) Any failure by the Subscriber to make the Escrow Deposit within such 15 calendar day period shall result in the application of a conversion rate adjustment to the shares of Series B Preferred Stock held by the Subscriber in accordance with the Company’s Amended and Restated Certificate of Incorporation (the “Conversion Rate Adjustment”)

[1]	Note: Commitment Amount will be equal the aggregate purchase price paid by the investor for Series B Preferred Shares.

Section 2.4. Conditions to Escrow Release; Closing. The Escrow Deposit shall be released from the Escrow Account:

(a) upon the IPO Closing, to the Company as directed by the Company in written instructions delivered to the Escrow Agent;

(b) if the IPO Closing has not occurred on or prior to the Expiration Date, to the Subscriber, as directed by the Subscriber in written instructions delivered to the Escrow Agent; or

(c) as set forth in joint written instructions delivered to the Escrow Agent and signed by the Subscriber and the Company.

Section 2.5. Issuance of Put Securities. As promptly as practicable following the date on which the Company receives the Subscription Amount for the Put Right exercised under this Agreement (the “Put Closing Date”), the Company shall issue (or cause its registrar and transfer agent to issue) the number of Put Securities set forth in the Put Notice.

Section 2.6 No Agreement or Assurance. The Subscriber understands and agrees that the Company makes no agreement and gives no assurance whatsoever that any IPO Registration Statement will be filed or become effective, that any IPO will be completed, or that any of the Company’s securities will become listed or quoted on any Principal Market or other stock exchange or quotation system.

ARTICLE 3 – REPRESENTATIONS AND WARRANTIES

Section 3.1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, Subscriber that the following are true as of the date hereof and as of the Put Closing Date:

(a) Organization and Corporate Power. The Company is a corporation duly organized and validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its business as now conducted and as currently proposed to be conducted.

(b) Conflict with Other Instruments. The execution and delivery by the Company of this Agreement and the performance by the Company of its obligations thereunder, do not and will not: (i) conflict with or result in a breach of any of the terms, conditions or provisions of: (A) the Certificate of Incorporation or Bylaws of the Company; (B) any law applicable to or binding on the Company; or (C) any contractual restriction binding on or affecting the Company or its properties the breach of which would have a material adverse effect on the Company; or (ii) result in, or require or permit: (A) the imposition of any lien on or with respect to the properties now owned or hereafter acquired by the Company; or (B) the acceleration of the maturity of any debt of the Company, under any contractual provision binding on or affecting the Company.

(c) Consents, Official Body Approvals. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for the filing of notices of the sale of Put Securities as may be required under the Securities Act and applicable state securities laws, which filings will be effected in accordance with such laws unless the Company’s Board of Directors determines such filings not to be necessary due to another available exemption.

(d) Execution of Binding Obligation. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company, in accordance with its terms.

(e) No Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Company, after due inquiry, threatened against or affecting the Company (nor, to the knowledge of the Company, after due inquiry, any basis therefor) before any official body having jurisdiction over the Company which purport to or do challenge the validity or propriety of the transactions contemplated by this Agreement, which if adversely determined could reasonably be expected to have a material adverse effect on the Company.

(f) Valid Issuance of Securities. The Put Securities to be purchased by the Subscriber hereunder will be validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions contemplated by the Related Agreements (as such term is defined in the Series B Purchase Agreement) and under applicable state, Canadian provincial and U.S. federal securities laws. Any Put Warrant Shares, have been, or will be prior to the Put Closing, validly reserved for issuance and, upon issuance in accordance with the terms of the Put Warrants, will be validly issued, fully paid and nonassessable, and will be free of restrictions on transfer other than restrictions under the Related Agreements and under applicable state and federal securities laws.

Section 3.2. Representations and Warranties of Subscriber. Subscriber represents and warrants to, and agrees with, the Company that the following are true as of the date hereof and as of the date hereof and as of the Put Closing Date:

(a) Execution of Binding Obligation. This Agreement has been duly executed and delivered by Subscriber constitutes the legal, valid and binding obligation of Subscriber, enforceable against Subscriber, in accordance with its terms.

(b) Trading Activities. Subscriber’s trading activities with respect to the Company’s securities shall be conducted in compliance with all applicable U.S. federal and state and Canadian provincial securities laws, rules and regulations and the rules and regulations of any Principal Market on which the Company’s securities may become listed or quoted. Subscriber acknowledges and agrees that the Put Securities are subject to the “Market Standoff” provisions included in the Investor Rights Agreement by and among the Company, the Subscriber and the other parties thereto and dated on or about the date hereof, as amended from time to time.

(c) Brokers. No broker or finder has acted for Subscriber in connection with this Agreement or the transactions contemplated thereby, and no broker or finder is entitled to any brokerage or finder’s fees or other commission in respect of such transactions based in any way on agreements, arrangements or understandings made by or on behalf of Subscriber.

(d) Investment Representations. Subscriber further represents and warrants as follows as of the date hereof and as of date of acquisition of the Put Securities pursuant to the terms hereof:

(i) The Subscriber is an “accredited investor” as defined in Rule 501 under the Securities Act. The Subscriber has substantial experience in evaluating and investing in private offerings of equity securities in companies similar to the Company, such that the Subscriber is capable of evaluating the merits and risks of the Subscriber’s investment in the Company and has the capacity to protect the Subscriber’s own interests with respect thereto.

(ii) The Subscriber is entering the Put Agreement and acquiring the Put Securities for investment for the Subscriber’s own account, not as a nominee or agent, and not with the view to, or for resale in connection with, any distribution of the Put Securities. The Subscriber understands that the Put Securities, including any Put Warrants and Put Warrant Shares, have not been, and will not be, registered under the Securities Act by reason of a specific exemption from the registration provisions thereof, the availability of which depends upon, among other things, the bona fide nature of Subscriber’s investment intent and the accuracy of Subscriber’s representations and warranties herein.

(iii) The representations, warranties and covenants of Subscriber herein are made with the intent that they be relied upon by the Company in determining the eligibility of a purchaser of the Put Securities, and Subscriber agrees to indemnify the Company and its respective trustees, affiliates, shareholders, directors, officers, partners, employees, advisors and agents against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur which are caused or arise from a breach thereof. Subscriber undertakes to immediately notify the Company in writing of any change in any statement or other information relating to Subscriber set forth herein. Subscriber agrees to timely make all filings required to be made by it under the Securities Act or any other applicable laws.

(iv) The Subscriber acknowledges that the Put Securities and any Put Warrant Shares must be held indefinitely, unless subsequently registered under the Securities Act or unless an exemption from such registration is available. The Subscriber is aware of the provisions of Rule 144 under the Securities Act which permits limited resale of securities purchased in private offerings, subject to the satisfaction of certain conditions, including without limitation the existence of a public market for the securities, the availability of certain current public information about the issuer, the resale occurring not less than one year after a party has purchased and paid for the securities to be sold, the sale being effected through a “broker’s transaction” or in transactions directly with a “market maker” and the number of securities being sold during any three-month period not exceeding specified limitations. The Subscriber acknowledges and understands that the Company may not be satisfying the current public information requirement of Rule 144 at the time such Subscriber wishes to sell any Put Security or Put Warrant Share, and that, in such event, such Subscriber may be precluded from selling such security, even if the one-year minimum holding period of Rule 144 has been satisfied.

(v) The Subscriber acknowledges that neither any Put Warrants nor the Put Warrant Shares issuable upon exercise thereof have been or will be registered under the Securities Act or under the laws of any state of the United States. The Subscriber further acknowledges that any Put Warrants issued to the Subscriber pursuant to the terms hereof may only be exercised by or on behalf of a holder who, at the time of exercise, either:

(1) provides written certification that (A) at the time of exercise it is not within the United States and (B) it is not exercising any of the Put Warrants represented by or on behalf of any person within the United States; or

(2) provides a written opinion of counsel, in a form acceptable to the Company, acting reasonably, that the Put Warrant Shares to be delivered upon exercise of the Put Warrants are exempt from such registration requirements under the US Securities Act and the securities laws of all applicable states of the United States.

(vi) The Subscriber understands that certificates representing the Put Securities, the Put Warrants and the Put Warrant Shares will be endorsed with any legend required by the laws of any state or foreign jurisdiction, the rules of any Principal Market, and the requirements of any Related Agreement (as such term is defined in the Series B Purchase Agreement). The Subscriber further acknowledges that until such time as the same is no longer required under the applicable requirements of the Securities Act and the securities laws of all applicable states of the United States:

(1) A Legend in substantially the following form shall be appended to the certificate representing the shares of Common Stock included in the Put Securities:

“THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.”

“DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

(2) A legend in substantially the following form shall be appended to the certificates evidencing the Put Warrant:

THIS WARRANT AND THE SECURITIES DELIVERABLE UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THE HOLDER HEREOF, BY PURCHASING SUCH SECURITIES, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY; (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT; (C) IN ACCORDANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS; OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT AND ANY APPLICABLE STATE

SECURITIES LAWS, AND, IN THE CASE OF PARAGRAPH (C) OR (D), THE SELLER FURNISHES TO THE COMPANY AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF A PERSON IN THE UNITED STATES OR A U.S. PERSON UNLESS THE WARRANT AND THE WARRANT SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.”;

(3) A legend in substantially the following form will be appended to the certificate evidencing the Put Warrant Shares:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY.

ANY HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MUST COMPLY WITH THE REQUIREMENTS OF THE U.S. SECURITIES ACT.

DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

ARTICLE 4 – MISCELLANEOUS

Section 4.1. Notices. All notices, requests, demands, consents, instructions or other communications required or permitted hereunder shall in writing and faxed, mailed or delivered to each party as follows: (i) if to the Subscriber, at the Subscriber’s address, e-mail or facsimile number set forth on the signature page hereto, or at such other address as such Subscriber shall have furnished the Company in writing, or (ii) if to the Company at: CohBar, Inc., 2265 East Foothill Boulevard, Pasadena, CA 91107, Attention: Chief Executive Officer, or at such other address or facsimile number as the Company shall have furnished to the Subscriber in writing, with a copy to Garvey Schubert Barer, 1191 Second Avenue, Suite 1800, Seattle, Washington 98101, Attention: Peter B. Cancelmo (which copy shall not constitute notice). All such notices and communications will be deemed effectively given the earlier of (i) when received, (ii) when delivered personally, (iii) one (1) business day after being delivered by facsimile (with receipt of appropriate confirmation) or by email, (iv) one (1) business day after being deposited with an overnight courier service of recognized standing or (v) four (4) days after being deposited in the U.S. mail, first class with postage prepaid.

Section 4.2. No Waiver; Remedies. No failure on the part of Subscriber or the Company to exercise, and no delay in exercising, any right under this Agreement shall operate as a waiver thereof. The remedies herein provided are cumulative and not exclusive of any remedies provided by applicable law, except that the Conversion Rate Adjustment shall be the Company’s exclusive remedy for any failure by the Subscriber to make the Escrow Deposit and purchase the Put Securities pursuant to the terms hereof.

Section 4.3. Entire Agreement; Successors and Assigns. This Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein. This Agreement shall inure to the benefit of and bind the parties hereto and their respective successors and assigns. The Company shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Subscriber. Subscriber may not sell, transfer, assign, participate, syndicate or negotiate to one or more third parties, in whole or in part, its obligations and rights under this Agreement without the prior written consent of the Company. The covenants, representations and warranties contained herein shall survive the closing of the transactions contemplated hereby.

Section 4.4. Severability. If one or more provisions of this Agreement be or become invalid, or unenforceable in whole or in part in any jurisdiction, the validity of the remaining provisions of this Agreement shall not be affected. The parties hereto undertake to replace any such invalid provision without delay with a valid provision which as nearly as possible duplicates the economic intent of the invalid provision.

Section 4.5. Headings. The headings used in this Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Agreement or any provision hereof.

Section 4.6. Counterparts. This Agreement may be executed in counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed an original and all of which, taken together, shall constitute one and the same instrument.

[Signatures Appear on Following Page.]

IN WITNESS WHEREOF, this Put Agreement is hereby executed as of the date first written above.

COMPANY:

COHBAR, INC.

By:
Jon Stern
Chief Executive Officer

[continued on following page]

Signature Page to Put Agreement

IN WITNESS WHEREOF, this Put Agreement is hereby executed as of the date first written above.

SUBSCRIBER:

If an individual:

Date Signed:	(signature)

Print Name:

Address:

Telephone No.:

Facsimile No.:

Email:

If an entity:

Date Signed:	Investor Name

By:	(signature)

Name:

Title:

Address:

Telephone No.:

Facsimile No.:

Email:

Signature Page to Put Agreement

EXHIBIT A

PUT NOTICE

NAME OF SUBSCRIBER	Date:

[ ]
[ ]
Attn: [ ]

RE:	Put Agreement made and entered into effective as of , 2014 (the “Put Agreement”), by and between COHBAR, INC., a Delaware corporation (the “Company”), and [ ] (“Subscriber”). All capitalized terms below shall have the meaning given to them in the Agreement.

This is to inform you that the Company hereby elects to exercise the Put Right and to require Investor to purchase the Put Securities described below at the Purchase Price specified below, in accordance with the terms of the Put Agreement and subject to the completion of the IPO. You are hereby directed to deliver the Subscription Amount to the Escrow Agent in accordance with the instructions included herewith.

Description of Put Security
Subscription Amount
Purchase Price per Put Security
Number of Put Securities to be sold

Pursuant to the Put Agreement and the Company’s Amended and Restated Certificate of Incorporation (the “Certificate”), any failure to deposit the Subscription Amount within the time specified in the Put Agreement will result in the application of a conversion rate adjustment to the shares of Series B Preferred Stock held by Subscriber, as described in the Certificate.

COHBAR, INC.

By:
Signature
Print/Type Name:
Its:

Annex – Escrow Instructions

Exhibit A